UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 14, 2003

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Item 5.  Other Events

Attachment I of this Form 8-K is IBM’s Chairman and CEO Samuel J. Palmisano’s charts presented at the 2003 Spring Security Analyst Meeting held on Wednesday, May 14, 2003.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 14, 2003

By:	/s/ Andrew Bonzani
(Andrew Bonzani)
Assistant Secretary &
Associate General Counsel

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[LOGO]

Spring Security Analyst Meeting / May 14, 2003	© 2003 IBM Corporation

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Certain comments made in this presentation may
be characterized as forward looking under the
Private Securities Litigation Reform Act of 1995.

Those statements involve a number of factors that
could cause actual results to differ materially.

Additional information concerning these factors
is contained in the Company’s filing with the SEC.
Copies are available from the SEC, from the IBM
web site, or from IBM Investor Relations.

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[LOGO]

2003 Spring Security Analyst Meeting

                                                Sam Palmisano
                                                Chairman and CEO
                                                IBM Corporation

May 14, 2003

IT Industry Remains a Growth Industry

IT Industry Growth vs. WW GDP Growth

[CHART]

* Source: IBM/Government Statistics

Spring Security Analyst Meeting / May 14, 2003 / IBM Confidential	© 2003 IBM Corporation

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IT Investments Drive Productivity

[CHART]

Source: OECD, Paris 2002

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[LOGO]

What Will Reignite Growth in the IT Industry?

The Next Era of Computing

[CHART]

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The Promise of e-business On Demand

An enterprise whose business
processes—integrated end-to-end
across the company and with key
partners, suppliers and customers—
can respond with speed to any
customer demand, market
opportunity or external threat

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The Promise of e-business On Demand

Responsive Variable Focused Resilient

An enterprise whose business
processes—integrated end-to-end
across the company and with key
partners, suppliers and customers—
can respond with speed to any
customer demand, market
opportunity or external threat

Open Integrated Virtual Autonomic

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Organization-wide Integration Driving Productivity

[CHART]

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[LOGO]

e business on demand

IBM On Demand Market Plays

I.	Helping customers become “on demand” businesses

II.	Evolving the computing model to an on demand operating environment

III.	Establishing utility computing—computing on demand as viable and attractive option for accessing and paying for IT

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IBM On Demand Marketplace Traction

Business Transformation

                [LOGOS]

Operating Environment

[LOGOS]

Financial & Utility Offerings

                [LOGOS]

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[LOGO]

Where is Value in the IT Industry?

IT Industry Landscape

[CHART]

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Industry Profit Migration

	Operating Profit
	1995	2000	2005	Trend*
Business Value	14%	21%	33%	/\

Infrastructure Value

Services & Software	28%	25%	32%	/\

Server/Storage	13%	13%	6%	\/

Clients	11%	6%	4%	\/

Component Value	34%	35%	25%	\/

*2000-2005 trend shown                                                                                                       Source: IBM Analysis, 1H03

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[LOGO]

Where Will IBM Play and How Will We Perform?

IBM Strategic Scorecard

Business Value	• Acquisition of PwCC / formation of BCS • Launch of Business Transformation Outsourcing • Debut of Research’s On Demand Innovation Services • Ongoing investments in Emerging Bus. Opps.
Infrastructure Value Services Software Hardware	• Acquisition of 7 software firms, including Rational • $65.2B in services / signings • Leveraging R&D for leadership • Took $5.6B in costs via on demand supply chain
Component Value	• #1 inventor for 10th straight year • Opening of 300mm plant • HDD partnership with Hitachi

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IBM Leading the On Demand Era

[CHART]

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IBM Driving to Lead Market Share

	1998	2002	2002 Oppty
Businesses	Rank	Rank	($B)
• Professional Services	#2	#1	270
• Strategic Outsourcing	#1	#1	122
• Information Technology Services	#1	#1	58
• Web Services	N/A	#1	10
• Data Management	#2	#2	23
• Systems Management	#2	#2	18
• Server	#1	#1	51
• Storage	#3	#2	73

Source: Industry Estimates

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[LOGO]

2003 Spring Security Analyst Meeting

[LOGO]

Spring Security Analyst Meeting / May 14, 2003	© 2003 IBM Corporation

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